UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  March 24, 2010

O.A.K. FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Michigan

	000-22461	38-2817345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 84th Street, S.W.

Byron Center, Michigan		49315

(Address of principal executive office)

		(Zip Code)

Registrant's telephone number, including area code: (616) 878-1591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01     Regulation FD Disclosure

On March 24, 2010, O.A.K. Financial Corporation issued a press release announcing a delay in its decision regarding a second quarter dividend to allow for coordination of record and payment dates in light of the pending merger with Chemical Financial Corporation.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the attached Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     Financial Statements and Exhibits.

(d)       Exhibits

99.1     Press Release dated March 24, 2010.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 24, 2010	O.A.K. FINANCIAL CORPORATION (Registrant) By: /s/ James A. Luyk James A. Luyk Chief Financial Officer